Mast Multialternative Strategy Fund

Class A Shares (CSQAX)

Class I Shares (CSQIX)

A series of Investment Managers Series Trust III (the “Trust”)

Supplement dated August 20, 2026, to the currently effective

Summary Prospectus dated February 28, 2026.

Effective August 21, 2026 (the “Effective Date”), Manteio Scalable Technologies LLC (the “Advisor”) has agreed to lower its management fee for the Mast Multialternative Strategy Fund (the “Fund”) from 1.04% to 0.90% of the Fund’s average daily net assets. Accordingly, as of the Effective Date, each of the “Fees and Expenses of the Fund” and “Example” sections beginning on page 1 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Fund. More information about these fees and other discounts is available from your financial professional and in the section titled “Purchase of Shares” on page 39 of the Prospectus and under “Waivers and Discounts Available from Intermediaries and Conversion Policies” on page 58 the Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	5.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price)	None[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses[3]	0.25%	0.25%
Total Annual Fund Operating Expenses	1.40%	1.15%
Fees Waived and/or Expenses Reimbursed[4]	(0.30)%	(0.30)%
Total Annual Fund Operating Expenses After Waiving Fees and/or Reimbursing Expenses[3,4]	1.10%	0.85%

[1]	The expense information in the table has been restated to reflect the current management fees, effective August 21, 2026.

[2]	Purchases of Class A shares of $1 million or more may be subject to a 1.00% deferred sales charge on redemptions within 12 months of purchase.

[3]	The Fund invests in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. “Other expenses” include expenses of both the Fund and the wholly-owned subsidiary.

[4]	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.10% and 0.85% of the average daily net assets of Class A shares and Class I shares, respectively, of the Fund. This agreement is in effect through February 28, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$631	$917	$1,224	$2,092
Class I Shares	$87	$336	$604	$1,371

Please file this Supplement with your records.